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                                                                Exhibit 10.26



                   CREDIT INCREASE CONFIRMATION AND AMENDMENT

                              Dated March 2, 1995


                 Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of February 2, 1995 (the "Interim Warehouse Agreement") among ContiTrade Services Corporation (the "Lender"), DVI Financial Services Inc. (the "Borrower") and DVI, Inc. (the "Guarantor"), (ii) the Secured Grid Note dated as of February 2, 1995 (the "Note") from the Borrower to the Lender,
(iii) the Guarantee dated as of February 2, 1995 (the "Guarantee") from the Guarantor in favor of the Lender and (iv) the Custodial Agreement dated as of February 2, 1995 (the "Custodial Agreement") among the Lender, the Borrower and Bankers Trust Company, as custodian (the "Custodian"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Interim Warehouse Agreement.

Section 1.

                 (a) The maximum Loan amount available under the Interim Warehouse Agreement and referenced in the Note, the Guarantee and the Custodial Agreement shall be $75,000,000.

                 (b)  The "Maturity Date" as stated in the Interim
Warehouse Agreement and referenced in the Note, the Guarantee and the Custodial Agreement shall be the earlier of (i) the date of the second issuance of Investor Certificates or (ii) June 30, 1995.

Section 2.

                 As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement, the Note, the Guarantee and the Custodial Agreement are reconfirmed as of the date hereof. The Borrower and the Guarantor, in addition, hereby reconfirm and remake as of the date hereof each and every of their respective representations, warranties and covenants set forth in the Interim Warehouse Agreement.

                                             DVI FINANCIAL SERVICES, INC.


                                             By: /s/ James G. Costello
                                                --------------------------
                                                Name:  James G. Costello
                                                Title: Senior Vice President


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                                             DVI, INC.


                                             By:  /s/ James G. Costello
                                                --------------------------
                                                Name:  James G. Costello
                                                Title: Senior Vice President


                                             BANKERS TRUST COMPANY


                                             By:  /s/ Melissa J. Kaye
                                                --------------------------
                                                Name:  Melissa J. Kaye
                                                Title: Vice President


                                             CONTITRADE SERVICES CORPORATION


                                             By:  /s/ Jerome Perelson
                                                --------------------------
                                                Name:  Jerome Perelson
                                                Title: President


                                             By:  /s/ Peter Abeles
                                                --------------------------
                                                Name:  Peter Abeles
                                                Title: Managing Director




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